Exhibit 10.6

PERSONAL GUARANTY

This Guaranty effective the 1st day of July, 2004, from Guarantor to Lender:

(1)

Definitions.  For the purposes of this Guaranty:

(a)

"Guarantor" shall mean Gary Copperud, whose mailing address is 1234 Trappers Point, Fort Collins, Colorado 80524.

(b)

"Lender" shall mean Burger Time Corporation, a corporation organized under the laws of the State of North Dakota, whose mailing address is 675 12th Avenue NE, West Fargo, North Dakota 58078.

(c)

"Borrower" shall mean Burger Time Acquisition Corporation, a corporation organized under the laws of the State of Minnesota, whose mailing address is 13828 Lincoln Street NE, Ham Lake, Minnesota 55304.

(d)

"Business Transfer Agreement" shall mean the agreement between Lender and Borrower for the sale of the business enterprise known as Burger Time.

(e)

"Guaranty" shall mean this personal guaranty of the Indebtedness by Guarantor.

(f)

"Indebtedness" shall mean the following obligations of Borrower:

1.

Promissory Note of Borrower given to Lender in the original principal amount of Three Hundred Thousand and 00/100 ($300,000.00) Dollars;

2.

Promissory Note of Borrower given to Lender in the original principal amount of Three Hundred Thousand and 00/100 ($300,000.00) Dollars if the total purchase price under the Business Transfer Agreement is not paid full by November 12, 2004;

3.

Contract for Deeds for the Business dated July 1, 2004 between Lender as vendor and Borrower as vendee; and,

4.

Any other liabilities and obligations of Borrower to Guarantor, due or to become due, direct or indirect, absolute or contingent, and now existing or hereafter at any time arising under any of the foregoing.

(g)

"Business" shall mean the fast food restaurant businesses known as Burger Time, which are located at:

1.

Fargo, North Dakota;

2.

Bismarck, North Dakota;

3.

Minot, North Dakota;

4.

Grand Forks, North Dakota;

5.

Moorhead, Minnesota;

6.

Detroit Lakes, Minnesota;

7.

Elk River, Minnesota;

8.

Waite Park, Minnesota;

9.

Sioux City, Iowa; and,

10.

Sioux Falls, South Dakota.

(2)

Guaranty.  In order to induce Lender to enter into the Business Transfer Agreement, and as additional security to secure to Lender payment of the Indebtedness owed by Borrower, Guarantor does hereby absolutely and unconditionally guarantee to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the Indebtedness.

(3)

Unconditional Nature of Guaranty.  This Guaranty is absolute and unconditional in that:

(a)

No act or thing need occur to establish the liability of the Guarantor.

(b)

No act or thing, except full payment and discharge of the Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor.

(c)

This Guaranty is unconditional and continuing and shall remain in force and be binding upon the Guarantor, until all of the Indebtedness is paid in full.

(d)

The death or incompetence of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice of death by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions.

(4)

Acceleration.  If the Guarantor shall die, shall commit an act of bankruptcy under the United States Bankruptcy Act or shall initiate or have initiated against Guarantor any act, process or proceeding under any bankruptcy, insolvency or reorganization law or otherwise for the modification or adjustment of the rights of creditors, then Lender shall have the right to declare immediately due and payable, and Guarantor shall promptly pay to Lender, the full amount of all unmatured indebtedness then outstanding, together with any portion of the Indebtedness which is then due and payable.

(5)

Expansion of Indebtedness.  The amount of Indebtedness due and owing shall not be limited.

(a)

Guarantor shall be liable for all Indebtedness, without any limitation as to amount, plus accrued interest at the legal rate, and all attorney's fees, collection costs and enforcement expenses referable thereto.

(b)

Indebtedness may be created and continued in any amount, whether or not in excess of the original principal amount, without affecting or impairing the liability of the Guarantor.

(c)

Lender may pay (or allow for the payment of) the excess out of any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security, or from any other source.  Such payment (or allowance) shall not reduce, affect or impair the liability of the Guarantor.

(6)

Waiver of Contribution and Subrogation.  Lender shall not be required to exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to Lender as to the Indebtedness, or against any person liable for the Indebtedness, or as to any collateral security for the Indebtedness, unless and until all of the Indebtedness shall have been fully paid and discharged.

(7)

Collection Expenses.  Guarantor shall pay or reimburse Lender for all costs and expenses (including reasonable attorney's fees and legal expenses) incurred by Lender in endeavoring to collect any Indebtedness or in enforcing this Guaranty.

(8)

No Impairment of Lender's Activities.  Lender shall not be obligated by reason of Lender's acceptance of this Guaranty to engage in any transactions with or for Borrower.

(a)

Whether any existing relationship between Guarantor and Borrower has been changed or ended, Lender may enter into transactions resulting in the creation or continuation of Indebtedness and may otherwise agree to, consent to or suffer the continuance of any Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor.

(b)

The liability of Guarantor shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by notice to the Guarantor):

1.

Any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness;

2.

One or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness;

3.

Any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness;

4.

Any full or partial release of, compromise or settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness;

5.

Any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor;

6.

Any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security, or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security;

7.

Any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security;

8.

Any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; or,

9.

Any manner, order or method of application of any payments or credits upon Indebtedness.  The Guarantor waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-borrower.

(9)

Waiver of Defenses.  The Guarantor waives any and all defenses, claims, setoffs and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge in payment in full.

(a)

Without limiting the generality of the foregoing, the Guarantor shall not assert, plead or enforce against Lender:

1.

any defense of waiver, release, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or to any other person liable in respect of any Indebtedness, or

2.

any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction.

(b)

Guarantor expressly agrees that the Guarantor shall be and shall remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

(c)

The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, Borrower or any of Borrower's assets.

(d)

Guarantor will not assert, plead or enforce against Lender any claim, defense or setoff available to Guarantor against Borrower.

(10)

Waiver of Procedures.  Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness.  Lender shall not be required to resort for payment of the Indebtedness to Borrower or other persons, or their properties.  Nor shall Lender be required to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

(11)

Rescinded Payments.  If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application.  This Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

(12)

Cumulative Liabilities.  The liability of the Guarantor under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any indebtedness or obligation of Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

(13)

Severability.  Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications thereof.  To this end, the provisions of this Guaranty are declared to be severable.

(14)

Benefit.  This Guaranty shall be binding upon the Guarantor and the legal representatives, successors and assigns of the Guarantor and shall inure to the benefit of Lender and its participants, successors and assigns.

(15)

Amendment.  This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and Lender.

(16)

Governing Law.  This Guaranty is issued in the State of North Dakota and shall be governed by its laws.  Any court proceedings or litigation arising out of or pertaining to this Agreement shall be venued in state district court in Cass County, North Dakota.

(17)

Waiver of Notice of Acceptance.  The Guarantor waives notice of Lender's acceptance of this Guaranty.

(18)

Security.  This Guaranty is unsecured.

IN WITNESS OF ITS TERMS AND CONDITIONS, this Guaranty has been duly executed by the Guarantor.

/s/  Gary Copperud

Gary Copperud, Guarantor

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